Exhibit 99.1
Ramco Gershenson Properties Trust December 31, 2009 Quarterly Financial & Operating Supplement

COMPANY OVERVIEW Ramco-Gershenson Properties Trust (NYSE:RPT) is a self-administered and self-managed real estate investment trust primarily engaged in the business of owning, developing, acquiring, managing and leasing community shopping centers located primarily in the Midwestern, Southeastern and Mid-Atlantic United States. At December 31, 2009, the Company owned interests in 88 shopping centers with approximately 19.8 million square feet of gross leasable area located in Michigan, Florida, Georgia, Ohio, Wisconsin, Indiana, New Jersey, Maryland, North Carolina, South Carolina, Virginia, Tennessee and Illinois. The Company’s properties consist of 87 community centers and one regional mall. Ramco-Gershenson’s shopping center portfolio is concentrated in metropolitan markets with an average five-mile population base of 169,000 people and an average household income of $74,000. The average shopping center size is 225,000 square feet and contains on average more than two anchors per center. Ramco-Gershenson’s shopping centers are primarily anchored by necessity retail tenants including grocery stores, discount department stores, pharmacies and other destination oriented retailers. Eighty-one percent of the Company’s rental stream comes from a diverse line-up of national and regional tenants. No single tenant accounts for more than 4.0% of the Company’s annualized base rent and only three tenants contribute more than 2.0%. Ramco-Gershenson has a proven track record of building value and generating growth through the management and redevelopment of its shopping center portfolio. In an effort to maximize the potential of each asset, the Company constantly reevaluates the shopping center’s position within its respective market. This effort is part of an overall approach that allows management to anticipate changes in retailing trends and tenant needs; and proactively implement solutions to boost the performance and value of the center namely through enhancement in the tenant mix, improvement of existing rental rates and occupancy growth. Historically, the Company has generated additional growth through the development and acquisition of new shopping centers, primarily through co-investment partnerships. Going forward, the Company plans to limit its development and acquisition activity until market conditions improve, positioning itself to take advantage of future opportunities. The Company is listed on the New York Stock Exchange (NYSE:RPT) and is headquartered in Farmington Hills, Michigan.

INVESTOR INFORMATION Inquiries Ramco-Gershenson Properties Trust welcomes any questions or comments from shareholders, analysts, investment managers, media or prospective investors. Please address all inquiries to our Investor Relations Department: Dawn L. Hendershot Director of Investor Relations and Corporate Communications Ramco-Gershenson Properties Trust 31500 Northwestern Highway, Suite 300 Farmington Hills, MI 48334 Phone: (248) 592-6202 FAX: (248) 592-6203 E-mail: dhendershot@rgpt.com Website: www.rgpt.com Ticker: NYSE:RPT Research Coverage J.P. Morgan Michael W. Mueller, CFA 212. 622.6689 KeyBanc Capital Markets Todd M. Thomas, CFA 917.368.2286 RBC Capital Markets Richard C. Moore, CFA 440.715.2646 Stifel Nicolaus Nathan Isbee 443.224.1346 Our Supplemental Financial Package is available via e-mail and is also featured on our corporate website at www.rgpt.com. If you would like to receive this document electronically each quarter, please e-mail: dhendershot@rgpt.com.

Section Page Earnings Release 1-4 Quarterly & Year-to-Date Financial Results Consolidated Statements of Income 5 Income Statement Detail 6 Earnings Per Common Share 7 Consolidated Balance Sheets 8 Balance Sheet Detail 9 Calculation of Funds from Operations and Additional Supplemental Disclosures 10 Selected Financial and Operating Ratios 11 Quarterly & Year-to-Date Operating Information Same Properties Analysis 12 Leasing Activity Analysis 13 Current Development Projects 14 Current Redevelopment Projects 15 Market Capitalization Information Summary of Outstanding Debt 16 Loan Maturity Summary 17 Market Capitalization Information 18 Common Stock Performance 18 Portfolio Information Property Summary 19-21 Geographic Diversification 22 Anchor, Non-Anchor Tenant Mix 22 National, Regional, Local Tenant Mix 22 Major Tenant Exposure 23 Summary of Expiring GLA 24 Joint Venture Information Joint Ventures Contribution to Funds from Operations 25 Joint Ventures Combining Balance Sheets 26 Summary of Joint Venture Debt 27 Joint Venture Same Properties Analysis 28 Joint Venture Leasing Activity Analysis 29 Summary of Expiring GLA - Joint Venture Properties 30 Table of Contents

NEWS RELEASE 31500 Northwestern Highway, Suite 300 Farmington Hills, Michigan 48334 (248) 350-9900 FAX: (248) 350-9925 Ramco-Gershenson Properties Trust Reports Financial Results for the Fourth Quarter and Year-End 2009 and Reaffirms Corporate Objectives FARMINGTON HILLS, Mich. – February 16, 2010 -- Ramco-Gershenson Properties Trust (NYSE:RPT) today announced results for the fourth quarter and year-end December 31, 2009 and reaffirmed its commitment to the following goals it established during 2009: 1. Reduce leverage and continue to improve Debt to EBITDA – 2010 goal of 7.0x-7.2x 2. Complete current redevelopment pipeline – slated to fully-stabilize in 2011 and produce net operating income of $3.4 million 3. Continue lease-up of vacant space resulting from mid-box bankruptcies – maintain or exceed 2009 occupancy levels Highlights for the fourth quarter and year-end 2009: Balance Sheet Activities Closed on new $217 million three-year secured corporate credit facility Amended and reduced credit facility for The Town Center at Aquia to $20 million Improved Debt to EBITDA of 7.7x, compared to 8.6x at December 31, 2008 Improved Fixed Charge Coverage Ratio of 1.98x, compared to 1.82x at December 31, 2008 Core Real Estate Operations Opened 80 new stores for the year at an average base rent of $12.60 per SF, 15.9% above portfolio average rents Renewed 219 leases for the year at rental rates 4.3% over prior rents paid Retained over 70% of expiring tenancies Total portfolio occupancy of 90.3%, in-line with guidance "In 2009, we refocused our priorities to reduce balance sheet risk and to establish a solid foundation for sustainable earnings growth," said Dennis Gershenson, President and Chief Executive Officer. "I am pleased with our accomplishments in what proved to be a very challenging year. We were diligent in maintaining the strength of our core shopping center portfolio. We also completed strategic equity and debt transactions to improve our financial position. Although market conditions are still very dynamic, we remain committed to further strengthening the balance sheet and feel confident that we will reach our Debt to EBITDA goal of between 7.0x to 7.2x by year-end. Meeting this deleveraging goal will shape our activities for the remainder of 2010.”

RAMCO-GERSHENSON PROPERTIES TRUST 4Q2009 Page 2 Funds from operations (FFO) for the fourth quarter of 2009 was $9.8 million, or $0.29 per diluted share, compared to $7.5 million or $0.35 per diluted share for the fourth quarter of 2008. Funds from operations for the year-ended December 31, 2009 was $45.3 million, or $1.80 per diluted share, compared to $47.4 million or $2.21 per diluted share in 2008. Excluding one-time charges in both 2009 and 2008, recurring funds from operations for the fourth quarter of 2009 was $12.6 million, or $0.37 per diluted share, compared to $13.1 million or $0.61 per diluted share for the fourth quarter of 2008. Recurring funds from operations for the year-ended December 31, 2009 was $49.7 million, or $1.98 per diluted share, compared to $53.1 million or $2.48 per diluted share in 2008. The change in recurring FFO is primarily attributable to decreased revenues from asset sales and tenant bankruptcies. On a per share basis, FFO was impacted by a significant increase in weighted average shares outstanding in 2009 as the result of the equity share offering completed in September 2009. Net income available to RPT common shareholders for the fourth quarter of 2009 was $0.6 million or $0.02 per diluted share, compared to a net loss of $2.5 million or $(0.14) per diluted share for the fourth quarter of 2008. Net income available to RPT common shareholders for the twelve months ended December 31, 2009 was $13.7 million or $0.62 per diluted share, compared to $23.5 million or $1.27 per diluted share for 2008. The decline in net income for the twelve month period was the result of a decrease in the gain on asset sales from 2008 levels. Portfolio Statistics As of December 31, 2009, the Company owned equity interests in 88 retail shopping centers totaling approximately 19.8 million square feet consisting of 55 wholly-owned properties and 33 properties held through joint ventures. The overall portfolio occupancy, including properties under redevelopment, was 90.3% at December 31, 2009, compared to 91.3% at year-end 2008. The decrease in occupancy yearover- year was the result of a continued weak retail environment. At year-end, the Company had 49 properties in its wholly-owned, same-center portfolio, representing those centers (excluding redevelopment) that have been owned and operated for the same three and twelve month periods during each year. Same center net operating income (NOI) decreased 1.7% for the quarter and 3.5% for the year, compared to the same periods in 2008. The decrease was anticipated and primarily resulted from the Linens ‘n Things and Circuit City bankruptcies as well as rent concessions granted during the year. Excluding the effect of these items, same center NOI would have increased 0.5% for the quarter and would have decreased 1.5% for the year. Ramco- Gershenson’s same-center portfolio occupancy was 93.5%, compared to 94.4% at the end of 2008. Redevelopment At year-end, the Company had a pipeline of eight value-added redevelopments, including four joint venture properties, encompassing approximately 597,768 square feet. The Company expects to spend $10.5 million to complete its redevelopment pipeline during 2010 and will limit future redevelopment activity, allowing its efforts to translate into earnings growth and improved net asset value. Upon completion, the redevelopments are projected to cost $26.7 million and produce stabilized net operating income of $3.4 million on a pro-rata basis. Pre-Development Write-Off As part of a continuous review of future growth opportunities, in the fourth quarter the Company determined that there were better investment alternatives than continuing to pursue the predevelopment of the Northpointe Town Center in Jackson, Michigan. Therefore, the Company elected to write-off its land option payments, third-party due diligence expenses, and capitalized general and

RAMCO-GERSHENSON PROPERTIES TRUST 4Q2009 Page 3 administrative cost for this project, resulting in a one-time, non-cash charge of approximately $1.2 million during the fourth quarter. Debt Financings In December, the company closed on a new $217 million secured credit facility. The new financing is comprised of a three-year, $150 million secured revolving credit facility, which includes a built in accordion feature allowing up to $50 million in additional borrowing. The credit facility also includes a $67 million amortizing secured term loan, requiring a $33 million payment in September 2010 and a final payment of $34 million in June 2011. The Company also amended its secured revolving credit facility for The Town Center at Aquia. The Aquia credit facility was reduced from $40 million to $20 million and has a new scheduled maturity date of December 31, 2010, with two, one-year extension options. Pricing on the credit facilities and term loan is LIBOR plus 350 basis points with a 2% LIBOR floor. Dividend For 2009, it was the Company’s policy to pay aggregate annual dividends in an amount generally equal to its annual taxable income. On January 4, 2010, the Company paid a fourth quarter common share dividend of $0.16325 per share for the period of October 1, 2009 through December 31, 2009, to shareholders of record on December 20, 2009. The Company’s FFO payout ratio for the quarter was 56.5%. 2010 Guidance The Company’s primary goal in 2010 will be to strengthen its balance sheet by significantly reducing leverage. The Company is continuing to evaluate the best course of action to achieve this objective, which will consist of a variety of actions, including asset sales. Taking into consideration the potential dilutive effect of its deleveraging efforts, the Company forecasts FFO for the year-end December 31, 2010 to be between $1.12 to $1.24 per diluted share. The Company expects earnings per diluted common share to be between $0.23 and $0.35. This FFO guidance takes into consideration the following: • Improving Debt to EBIDTA to between 7.0x-7.2x • Increased interest costs associated with the new secured revolving credit facility • Full-year effect of the NOI reduction from three asset sales completed in 2009 • Minimum rent reduction in core operating portfolio, due primarily from the impact of tenant bankruptcies and short-term rent concessions granted in 2009 For the overall shopping center portfolio, the Company estimates occupancy to be between 90 and 91% at the end of 2010 and for same-center NOI to be down between 2.0% and 3.0% for the year, reflecting a continuous difficult retail environment. The Company will provide further details on guidance as part of its earnings conference call scheduled for February 17, 2010.

RAMCO-GERSHENSON PROPERTIES TRUST 4Q2009 Page 4 Conference Call/Webcast Ramco-Gershenson Properties Trust will host a live broadcast of its fourth quarter conference call on Wednesday, February 17, 2010, at 9:00 a.m. Eastern Time, to discuss its fourth quarter/year-end financial and operating results. The live broadcast will be available online at www.rgpt.com and www.investorcalendar.com and also by telephone at (877) 407-0778, no pass code. A replay will be available shortly after the call on the aforementioned websites (for ninety days) or by telephone at (877) 660-6853, (pass code-Account #286, Conference ID # 341964), for one week. Supplemental Materials The Company’s supplemental financial package is available on its corporate web site at www.rgpt.com in the investors section, SEC filings tab. If you wish to receive a copy via email, please send requests to dhendershot@rgpt.com. About Ramco-Gershenson Properties Trust Ramco-Gershenson Properties Trust, headquartered in Farmington Hills, Michigan, is a fully integrated, self-administered, publicly-traded real estate investment trust (REIT), which owns, develops, acquires, manages and leases community shopping centers, regional malls and single tenant retail properties, nationally. The Trust owns interests in 88 shopping centers totaling approximately 19.8 million square feet of gross leasable area in Michigan, Florida, Georgia, Ohio, Wisconsin, Tennessee, Indiana, New Jersey, Virginia, South Carolina, North Carolina, Maryland and Illinois. For additional information regarding Ramco-Gershenson Properties Trust visit the Trust’s website at www.rgpt.com. This press release contains forward-looking statements with respect to the operation of certain of the Trust’s properties. Management of Ramco-Gershenson believes the expectations reflected in the forward-looking statements made in this press release are based on reasonable assumptions. Certain factors could occur that might cause actual results to vary, the ongoing U.S. recession, the existing global credit and financial crisis and other changes in general economic and real estate conditions, changes in the interest rate environment and the availability of financing, adverse changes in the retail industry, our continuing to qualify as a REIT and other factors discussed in the Trust’s reports filed with the Securities and Exchange Commission. Ramco-Gershenson Properties Trust: Dawn Hendershot, 248-592-6202 Director of Investor Relations and Corporate Communications

Consolidated Statements of Income

(in thousands)

	Three Months Ended December 31,				Twelve Months Ended December 31,			
	2009	2008	Increase (Decrease)	Percent Change	2009	2008	Increase (Decrease)	Percent Change
Revenues:								
Minimum rents	$ 20,466	$ 22,039	$ (1,573)	(7.1) %	$ 83,281	$ 90,271	$ (6,990)	(7.7) %
Percentage rents	92	118	(26)	(22.0)	769	636	133	20.9
Recoveries from tenants	7,941	8,369	(428)	(5.1)	32,694	34,258	(1,564)	(4.6)
Fees and management income (see page 6 for detail)	880	1,455	(575)	(39.5)	4,916	6,484	(1,568)	(24.2)
Other income (see page 6 for detail)	964	1,463	(499)	(34.1)	2,480	2,980	(500)	(16.8)
Total revenues	30,343	33,444	(3,101)	(9.3)	124,140	134,629	(10,489)	(7.8)
Expenses:								
Real estate taxes	4,401	4,473	(72)	(1.6)	18,280	18,344	(64)	(0.3)
Recoverable operating expenses	4,372	4,364	8	0.2	15,883	16,974	(1,091)	(6.4)
Depreciation and amortization	7,569	8,434	(865)	(10.3)	30,866	32,009	(1,143)	(3.6)
Other operating	890	1,719	(829)	(48.2)	3,714	4,611	(897)	(19.5)
General and administrative	2,256	3,322	(1,066)	(32.1)	13,448	15,121	(1,673)	(11.1)
Restructuring costs, impairment and other items	2,819	5,619	(2,800)	(49.8)	4,379	5,787	(1,408)	(24.3)
Interest expense	7,323	9,161	(1,838)	(20.1)	31,088	36,518	(5,430)	(14.9)
Total expenses	29,630	37,092	(7,462)	(20.1)	117,658	129,364	(11,706)	(9.0)
Income (loss) from continuing operations before gain on sale of real estate assets and earnings from unconsolidated entities	713	(3,648)	4,361	(119.5)	6,482	5,265	1,217	23.1
Gain (loss) on sale of real estate assets (see page 6 for detail)	(1)	61	(62)	(101.6)	5,010	19,595	(14,585)	(74.4)
Earnings (loss) from unconsolidated entities (see page 25 for detail)	(21)	557	(578)	(103.8)	1,328	2,506	(1,178)	(47.0)
Income (loss) from continuing operations	691	(3,030)	3,721	(122.8)	12,820	27,366	(14,546)	(53.2)
Discontinued operations:								
Gain (loss) on sale of real estate assets	-	-	-	0.0	2,886	(463)	3,349	(723.3)
Income from operations	-	98	(98)	(100.0)	230	529	(299)	(56.5)
Income from discontinued operations	-	98	(98)	(100.0)	3,116	66	3,050	4,621.2
Net income (loss)	691	(2,932)	3,623	(123.6)	15,936	27,432	(11,496)	(41.9)
Less: Net (income) loss attributable to the noncontrolling interest in subsidiaries	(108)	419	(527)	(125.8)	(2,216)	(3,931)	1,715	(43.6)
Net income (loss) attributable to Ramco-Gershenson Properties Trust ("RPT") common shareholders	$ 583	$ (2,513)	$ 3,096	(123.2) %	$ 13,720	$ 23,501	$ (9,781)	(41.6) %
Amounts attributable to RPT common shareholders:								
Income (loss) from continuing operations	$ 583	$ (2,598)	$ 3,181	(122.4) %	$ 11,027	$ 23,444	$ (12,417)	(53.0) %
Gain from discontinued operations	-	85	(85)	(100.0)	2,693	57	2,636	4,624.6
Net income (loss)	$ 583	$ (2,513)	$ 3,096	(123.2) %	$ 13,720	$ 23,501	$ (9,781)	(41.6) %
Property Operating Expense Recovery Ratio	90.5 %	94.7 %		(4.2) %	95.7 %	97.0 %		(1.3) %

RAMCO GERSHENSON PROPERTIES TRUST

Quarterly Financial and Operating Supplement
Ramco-Gershenson Properties Trust (RPT)

Q4 2009
Page 5

Income Statement Detail
(in thousands)

	Three Months Ended December 31,				Twelve Months Ended December 31,			
	2009	2008	Increase (Decrease)	Percent Change	2009	2008	Increase (Decrease)	Percent Change
Fees and management income:								
Management fees	$ 722	$ 839	$ (117)	(13.9) %	$ 2,956	$ 2,943	$ 13	0.4 %
Leasing fees	205	157	48	30.6	1,055	1,134	(79)	(7.0)
Acquisition related fees	-	-	-	-	-	67	(67)	(100.0)
Development related fees	191	353	(162)	(45.9)	905	1,861	(956)	(51.4)
Other	(238)	106	(344)	(324.5)	-	479	(479)	(100.0)
Fees and management income	$ 880	$ 1,455	$ (575)	(39.5) %	$ 4,916	$ 6,484	$ (1,568)	(24.2) %
Other income:								
Lease termination income	$ 245	$ 384	$ (139)	(36.2) %	$ 584	$ 805	$ (221)	(27.5) %
Temporary income	186	119	67	56.3	556	592	(36)	(6.1)
Interest income	320	134	186	138.8	906	359	547	152.4
Previous write-off of receivable	143	56	87	155.4	248	149	99	66.4
TIF revenue	188	656	(468)	(71.3)	188	656	(468)	(71.3)
Other	(118)	114	(232)	(203.5)	(2)	419	(421)	(100.5)
Other income	$ 964	$ 1,463	$ (499)	(34.1) %	$ 2,480	$ 2,980	$ (500)	(16.8) %
Restructuring costs, impairment and other items:								
Restructuring expense	$ 1,224	$ -	$ 1,224	100.0 %	$ 1,604	$ -	$ 1,604	100.0 %
Strategic review and proxy contest expenses	379	-	379	100.0	1,551	-	1,551	100.0
Impairment of real estate assets	-	5,103	(5,103)	(100.0)	-	5,103	(5,103)	(100.0)
Abandonment of pre-development site	1,216	516	700	135.7	1,224	684	540	78.9
Restructuring costs, impairment and other items	$ 2,819	$ 5,619	$ (2,800)	(49.8) %	$ 4,379	$ 5,787	$ (1,408)	(24.3) %
Gain on sale of real estate assets:								
FFO gain on sales	$ 21	$ 542	$ (521)	(96.1) %	$ 439	$ 1,248	$ (809)	(64.8) %
Non-FFO gain (loss) on sales	(22)	(481)	459	(95.4)	4,571	18,347	(13,776)	(75.1)
Gain on sale of real estate assets	$ (1)	$ 61	$ (62)	(101.6) %	$ 5,010	$ 19,595	$ (14,585)	(74.4) %

RAMCO GERSHENSON PROPERTIES TRUST
Quarterly Financial and Operating Supplement
Ramco-Gershenson Properties Trust (RPT)
Q4 2009
Page 6

Earnings Per Common Share ("EPS")

(in thousands, except per share data)

	Three Months Ended December 31, 2009	Three Months Ended December 31, 2008	Twelve Months Ended December 31, 2009	Twelve Months Ended December 31, 2008
Numerator:				
Income from continuing operations before noncontrolling interest	$ 691	$ (3,030)	$ 12,820	$ 27,366
Noncontrolling interest in subsidiaries from continuing operations	(108)	432	(1,793)	(3,922)
Income from continuing operations available to RPT common shareholders	583	(2,598)	11,027	23,444
Discontinued operations, net of noncontrolling interest in subsidiaries:				
Gain (loss) on sale of real estate assets	-	-	2,494	(400)
Income from operations	-	85	199	457
Net income available to RPT common shareholders	$ 583	$ (2,513)	$ 13,720	$ 23,501
Denominator:				
Weighted-average common shares for basic EPS	30,802	18,471	22,193	18,471
Effect of dilutive securities:				
Options outstanding	-	-	-	7
Weighted-average common shares for diluted EPS	30,802	18,471	22,193	18,478
Basic EPS:				
Income from continuing operations attributable to RPT common shareholders	$ 0.02	$ (0.14)	$ 0.50	$ 1.27
Income from discontinued operations attributable to RPT common shareholders	-	-	0.12	-
Net income attributable to RPT common shareholders	$ 0.02	$ (0.14)	$ 0.62	$ 1.27
Diluted EPS:				
Income from continuing operations attributable to RPT common shareholders	$ 0.02	$ (0.14)	$ 0.50	$ 1.27
Income from discontinued operations attributable to RPT common shareholders	-	-	0.12	-
Net income attributable to RPT common shareholders	$ 0.02	$ (0.14)	$ 0.62	$ 1.27

RAMCO GERSHENSON PROPERTIES TRUST

Quarterly Financial and Operating Supplement
Ramco-Gershenson Properties Trust (RPT)

Q4 2009
Page 7

December 31, December 31, 2009 2008 ASSETS Investment in real estate, net (see page 9 for detail) 804,295 $ 830,392 $ Cash and cash equivalents 8,800 5,295 Restricted cash 3,838 4,891 Accounts receivable, net (see page 9 for detail) 31,900 34,020 Notes receivable from unconsolidated entities 12,566 6,716 Equity investments in unconsolidated entities (see page 26 for detail) 97,506 95,867 Other assets, net (see page 9 for detail) 39,052 37,345 Total Assets 997,957 $ 1,014,526 $ LIABILITIES AND SHAREHOLDERS' EQUITY Mortgages and notes payable (see page 16 for detail) 552,551 $ 662,601 $ Accounts payable and accrued expenses 26,440 26,751 Distributions payable 5,477 4,945 Capital lease obligation 6,924 7,191 Total Liabilities 591,392 701,488 SHAREHOLDERS' EQUITY Ramco-Gershenson Properties Trust ("RPT") shareholders' equity: Common shares of beneficial interest 309 185 Additional paid-in capital 486,731 389,528 Accumulated other comprehensive loss (2,149) (3,328) Cumulative distributions in excess of net income (117,663) (112,671) Total RPT Shareholders' Equity 367,228 273,714 Noncontrolling interest in subsidiaries 39,337 39,324 Total Shareholders' Equity 406,565 313,038 Total Liabilities and Shareholders' Equity 997,957 $ 1,014,526 $ Consolidated Balance Sheets (in thousands) Quarterly Financial and Operating Supplement Ramco-Gershenson Properties Trust (RPT) Q4 2009 Page 8

December 31, December 31, 2009 2008 Investment in Real Estate: Land 141,794 $ 144,422 $ Buildings and improvements 820,070 813,705 Construction in progress 33,587 46,982 995,451 1,005,109 Less: accumulated depreciation (191,156) (174,717) Investment in real estate, net 804,295 $ 830,392 $ Accounts Receivable: Accounts receivable tenants, net 14,426 $ 16,415 $ Straight-line rent receivable 17,474 17,605 Accounts receivable, net 31,900 $ 34,020 $ Other Assets: Leasing costs 40,922 $ 38,980 $ Intangible assets 5,836 5,836 Deferred financing costs 10,525 6,626 Other 6,162 5,904 63,445 57,346 Less: accumulated amortization (37,766) (34,320) 25,679 23,026 Prepaid expenses and other 13,373 12,967 Proposed development and acquisition costs - 1,352 Other assets, net 39,052 $ 37,345 $ Balance Sheet Detail (in thousands) Quarterly Financial and Operating Supplement Ramco-Gershenson Properties Trust (RPT) Q4 2009 Page 9

Calculation of Funds from Operations
and Additional Supplemental Disclosures

(in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2009	2008	2009	2008
Calculation of Funds from Operations:				
Net income (loss) attributable to RPT common shareholders	$ 583	$ (2,513)	$ 13,720	$ 23,501
Add:				
Depreciation and amortization expense	9,037	9,949	36,819	37,850
Noncontrolling interest in partnership:				
Continuing operations	108	(427)	1,793	3,922
Discontinued operations	-	-	423	(27)
Less:				
Loss (gain) on sale of depreciable real estate	22	481	(4,571)	(18,347)
Discontinued operations, loss (gain) on sale of property	-	-	(2,886)	463
Funds from operations available to RPT common shareholders, assuming conversion of OP units	$ 9,750	$ 7,490	$ 45,298	$ 47,362
Weighted average equivalent shares outstanding, diluted	33,720	21,390	25,112	21,397
Funds from operations available to RPT common shareholders, per diluted share	$ 0.29	$ 0.35	$ 1.80	$ 2.21
Dividend per Common Share	$ 0.1633	$ 0.2313	$ 0.7892	$ 1.6200
Payout Ratio - FFO	56.5%	66.1%	43.7%	73.2%
Additional Supplemental Disclosures:				
Consolidated :				
Straight-line rental income	$ 595	$ 568	$ 1,214	$ 1,641
Above - and below - market rent amortization	3	21	31	91
Fair market value of interest adjustment - acquired property	74	79	304	254
Stock-based compensation expense (reversal)	233	(94)	1,291	953
Pro-rata share from Joint Ventures:				
Straight-line rent	97	119	467	622
Above - and below - market rent amortization	17	(1)	30	390
Fair market value of interest adjustment - acquired property	121	128	485	504

RAMCO GERSHENSON PROPERTIES TRUST
Quarterly Financial and Operating Supplement
Ramco-Gershenson Properties Trust (RPT)
Q4 2009
Page 10

Selected Financial and Operating Ratios
(in thousands)

	Three Months Ended December 31, 2009		Three Months Ended December 31, 2008		Twelve Months Ended December 31, 2009		Twelve Months Ended December 31, 2008	
EBITDA Calculation:								
Operating Income Plus Earnings From Unconsolidated Entities	$ 692	[1]	$ (3,091)	[3]	$ 7,810	[2]	$ 7,771	[4]
Add Back:								
Expenses related to Proxy Contest and Strategic Review Process	379		-		1,551		-	
Income From Discontinued Operations	-		98		230		529	
Interest Expense	7,323		9,161		31,088		36,518	
Depreciation and Amortization	7,569		8,434		30,866		32,009	
Consolidated EBITDA	15,963		14,602		71,545		76,827	
Scheduled Principal Payments	1,247		2,227		5,131		5,808	
Preferred Dividends	-		-		-		-	
Debt and Coverage Ratios:								
Consolidated Debt to EBITDA - Latest Twelve Months (LTM)	7.72		8.62		7.72		8.62	
Interest Coverage Ratio (EBITDA / Interest Expense)	2.18		1.59		2.30		2.10	
Fixed Charge Coverage Ratio (EBITDA / Interest Expense + Scheduled Principal Pmts. + Pref. Div.)	1.86		1.28		1.98		1.82	
Operating Ratios:								
NOI	18,836		19,970		78,867		85,236	
Operating Margin (NOI / Total Rental Revenue)	66.1%		65.4%		67.6%		68.1%	
General & Administrative Expense as a Percentage of Total Rental Revenues Under Management [5]:								
Revenue From REIT Owned Properties	$ 29,463		$ 31,989		$ 119,224		$ 128,145	
Revenue From Joint Venture Properties	23,798		26,386		99,434		97,994	
Revenue From Non-REIT Properties Under Management Contract	929		915		3,704		3,953	
Total Rental Revenues Under Management	$ 54,190		$ 59,290		$ 222,362		$ 230,092	
General and Administrative Expense	$ 2,256		$ 3,322		$ 13,448		$ 15,121	
General and Administrative Expense / Total Rental Revenues Under Management	4.16%		5.60%		6.05%		6.57%	

[1] Q4 2009 excludes $(1) related to the loss on sale of real estate from continuing operations. Including the loss would have no impact on the interest coverage ratio for the three months ended 12/31/09.

[2] YTD 2009 excludes $5,010 related to the gain on sale of real estate from continuing operations. Including the gain would positively impact the interest coverage ratio by 0.16 for the twelve months ended 12/31/09.

[3] Q4 2008 excludes $61 related to the gain on sale of real estate from continuing operations. Including the gain would positively impact the interest coverage ratio by 0.01 for the three months ended 12/31/08.

[4] YTD 2008 excludes $19,595 related to the gain on sale of real estate from continuing operations. Including the gain would positively impact the interest coverage ratio by 0.54 for the twelve months ended 12/31/08.

[5] General & administrative expense shown as a percentage of rental revenues under management which includes base rent, recoveries and other income from wholly owned properties, joint venture properties, and properties that are under management contract.

RAMCO GERSHENSON PROPERTIES TRUST

Quarterly Financial and Operating Supplement
Ramco-Gershenson Properties Trust (RPT)

Q4 2009
Page 11

Same Properties Analysis
(in thousands)

	Three Months Ended December 31, 2009			Twelve Months Ended December 31, 2009			
	2009	2008	% Change	2009	2008	% Change	
Number of Properties [1]	49	49	0.0%	49	49	0.0%	
Occupancy	93.5%	94.4%	-0.9%	93.5%	94.4%	-0.9%	
REVENUE:							
Rents	$18,899	$19,883	-4.9%	$76,359	$78,426	-2.6%	[2]
Recoveries from Tenants	8,076	8,169	-1.1%	30,987	31,431	-1.4%	
Other Income	590	573	3.1%	1,386	1,305	6.2%	
	$27,565	$28,625	-3.7%	$108,732	$111,162	-2.2%	
EXPENSES:							
Recoverable Operating Expenses	$7,899	$8,152	-3.1%	$31,092	$31,045	0.1%	
Other Operating	549	1,034	-47.0%	2,694	2,467	9.2%	
	$8,448	$9,186	-8.0%	$33,785	$33,512	0.8%	
OPERATING INCOME	$19,117	$19,438	-1.7%	$74,947	$77,649	-3.5%	[3]
Operating Expense Recovery Ratio	102.2%	100.2%	2.0%	99.7%	101.2%	-1.6%	

[1] Excludes joint venture properties and centers currently under development and redevelopment.

[2] Portion of decrease in Minimum Rents attributable to:	Qtr over Qtr	Ytd over Ytd
Tenant Bankruptcies	($224)	($1,070)
Rent Relief	($196)	($476)
	($419)	($1,546)

[3] Excluding the effect of tenant bankruptcies and rent relief, the change in operating income would have been 0.5% and (1.5%) for the three and twelve months ended December 31, 2009, respectively.

RAMCO GERSHENSON PROPERTIES TRUST
Quarterly Financial and Operating Supplement
Ramco-Gershenson Properties Trust (RPT)
Q4 2009
Page 12

Leasing Activity
Wholly Owned and Joint Venture Assets

	Three Months Ended December 31, 2009			Twelve Months Ended December 31, 2009		
	Non-Anchors	Anchors	Total	Non-Anchors	Anchors	Total
Summary of Expiring Leases on a GAAP Basis:						
Total Number of Scheduled Lease Expirations	56	1	57	302	23	325
Gross Leasable Area (sq.ft.)	143,559	42,112	185,671	836,062	907,489	1,743,551
Average Base Rent / Sq.Ft ($/sq.ft.)	$15.05	$6.25	$13.06	$15.21	$6.64	$10.75
Leases Renewed at Expiration:						
Number of Leases	32	1	33	201	18	219
Gross Leasable Area (sq.ft.)	88,166	42,112	130,278	572,319	699,538	1,271,857
Renewal Base Rent / Sq.Ft. ($/sq.ft.)	$15.22	$6.25	$12.32	$15.11	$7.52	$10.93
Previous Base Rent / Sq.Ft. ($/sq.ft.)	$15.14	$6.25	$12.27	$14.59	$7.13	$10.49
PSF Increase / (Decrease)	$0.08	$0.00	$0.05	$0.52	$0.38	$0.45
% Increase / (Decrease)	0.5%	0.0%	0.4%	3.6%	5.4%	4.3%
Leases Currently Month-to-Month or Under Negotiation for Renewal:						
Number of Leases	7	-	7	12	-	12
Gross Leasable Area (sq.ft.)	18,360	-	18,360	28,628	-	28,628
Current Base Rent / Sq.Ft. ($/sq.ft.)	$13.90	$0.00	$13.90	$16.49	$0.00	$16.49
Leases Ended at Expiration:						
Number of Leases	17	0	17	89	5	94
Gross Leasable Area (sq.ft.)	37,033	0	37,033	235,115	207,951	443,066
Base Rent / Sq.Ft. ($/sq.ft.)	$15.41	$0.00	$15.41	$16.55	$4.99	$11.13
New Rent Starts on a Cash Basis:						
Number of Leases	21	-	21	75	5	80
Gross Leasable Area (sq.ft.)	71,226	-	71,226	229,856	159,948	389,804
Base Rent / Sq.Ft. ($/sq.ft.)	$15.73	$0.00	$15.73	$15.07	$9.04	$12.60
% Increase / (Decrease) from Portfolio Average	-2.3%	0.0%	44.7%	-6.4%	9.9%	15.9%
Current Portfolio Average on a Cash Basis:						
Portfolio Average Base Rent / Sq.Ft. (as of 12/31/09)	***$16.10***	***$8.22***	***$10.87***	***$16.10***	***$8.22***	***$10.87***
Historical Portfolio Averages on a Cash Basis:						
Year Ended 12/31/08 Portfolio Average Base Rent / Sq.Ft.	***$16.51***	***$8.11***	***$10.82***			
Year Ended 12/31/07 Portfolio Average Base Rent / Sq.Ft.	***$16.05***	***$7.90***	***$10.61***			
Year Ended 12/31/06 Portfolio Average Base Rent / Sq.Ft.	***$15.10***	***$7.67***	***$10.08***			
Year Ended 12/31/05 Portfolio Average Base Rent / Sq.Ft.	***$14.57***	***$7.21***	***$9.55***			

RAMCO GERSHENSON PROPERTIES TRUST
Quarterly Financial and Operating Supplement
Ramco-Gershenson Properties Trust (RPT)
Q4 2009
Page 13

Development Projects
(in millions)

Property/Location	Project Description	RPT Ownership %	Cost to Date	
Current Development Projects				
Off-Balance Sheet Assets				
Hartland Towne Square - Hartland Twp., MI	Phase 1 - sale to Meijer for 192,000 SF - complete.			
	Future - 200,000 SF power center project.	20%	$25.6	
Total Current Off-Balance Sheet Assets			**$25.6**	
RPT Share of Total Current Off-Balance Sheet Assets			**$5.1**	
Proposed Off-Balance Sheet Assets				
The Town Center at Aquia - Stafford, VA	Retail development.	20%	$15.1	[1]
	Phase 1 office building.	20%	$22.3	[1]
	Basis in future office component.	20%	$7.3	[1]
	Basis in residential component.	20%	$15.8	[1]
Total Current Proposed Off-Balance Sheet Assets			**$60.5**	
RPT Share of Total Current Proposed Off-Balance Sheet Assets			**$12.1**	
RPT Share of Current Development Projects			**$17.2**	
Pre-Development Projects				
Proposed Off-Balance Sheet Assets				
Gateway Commons - Lakeland, FL	375,000 SF power center project.	20%	$20.3	
Parkway Shops - Jacksonville, FL	350,000 SF power center project.	20%	$14.0	[2]
Total Pre-Development Proposed Off-Balance Sheet Assets			**$34.3**	
RPT Share of Total Pre-Development Proposed Off-Balance Sheet Assets			**$6.9**	
RPT Share of Pre-Development Projects			**$6.9**	
RPT Share of All Development Projects			**$24.1**	

[1] Includes pro-rata portion of net book value of existing center and applicable fixed cost allocation.
[2] Includes $6,856,775 payable on land purchased under two purchase money mortgages due in November 2010.

RAMCO GERSHENSON PROPERTIES TRUST
Quarterly Financial and Operating Supplement
Ramco-Gershenson Properties Trust (RPT)
Q4 2009
Page 14

Redevelopment Projects
(in millions)

Property/Location	Project Description	RPT Ownership %	Projected Stabilization Date	Stabilized Return on Cost [1]	Projected Stabilized NOI [2]	Projected Cost	Cost to Date	Estimated Costs 2010
Current Redevelopment Projects [3]								
On-Balance Sheet Assets								
West Allis - West Allis, WI	Complete reconfiguration of center to accommodate Burlington Coat in 71,000 SF -opened, new small shop tenancies.	100%	Q4 2010	11.5%	$1.4	$11.8	$9.2	$2.6
Holcomb - Roswell, GA	Studio Movie Grill in 39,668 SF -under construction.	100%	Q3 2010	11.6%	$0.5	$4.1	$0.2	$3.9
Rivertowne Square - Deerfield Beach, FL	Beall's Department Store in 60,000 SF-under construction.	100%	Q1 2010	11.8%	$0.2	$1.9	$1.1	$0.8
Southbay - Osprey, FL	Freestanding CVS -under construction, retenanting small shop space.	100%	Q1 2010	15.2%	$0.1	$1.0	$0.6	$0.4
Total On-Balance Sheet Assets				**11.7%**	**$2.2**	**$18.8**	**$11.1**	**$7.7**
Off-Balance Sheet Assets								
Troy Marketplace - Troy, MI	Retenanting 97,000 SF Home Expo/LA Fitness -opened, additional mid-box uses identified. New out lot building.	30%	Q4 2010	20.5%	$2.1	$10.0	$5.9	$4.1
The Shops at Old Orchard - W. Bloomfield, MI	Plum Market in 37,000 SF (specialty grocery) -opened, complete small shop retenancy plus façade and structural improvements.	30%	Q2 2010	11.1%	$1.1	$10.2	$8.9	$1.3
Marketplace of Delray - Delray Beach, FL	Ross Dress For Less in 27,625 SF -deliver to tenant 1Q10, downsizing Office Depot, adding Dollar Tree and small shop space -under construction.	30%	Q1 2010	14.4%	$0.6	$4.1	$1.7	$2.4
Collins Pointe Plaza - Cartersville, GA	Freestanding CVS-under constuction, retenanting Winn Dixie and small shop space.	20%	Q3 2010	21.0%	$0.6	$2.9	$0.9	$2.0
Total Off-Balance Sheet Assets				**16.1%**	**$4.4**	**$27.2**	**$17.4**	**$9.8**
RPT Share of Total Off-Balance Sheet Assets				**15.9% [4]**	**$1.3**	**$7.9**	**$5.1**	**$2.8**
RPT Share of Current Redevelopments				**13.0% [4]**	**$3.4**	**$26.7**	**$16.2**	**$10.5**

Potential Future Projects		RPT Ownership %
Village Lakes - Land O' Lakes, FL	Retenant anchor space.	100%
The Shops on Lane Avenue - Columbus, OH	Expand existing grocery to prototype size.	20%

[1] Percentage based on actual numbers before rounding.

[2] Represents incremental change in revenue.

[3] Current redevelopments does not include The Town Center at Aquia, which is considered a development project by the Company. Refer to page 14 for details on The Town Center at Aquia.

[4] Does not include fees earned by RPT.

RAMCO GERSHENSON PROPERTIES TRUST
Quarterly Financial and Operating Supplement
Ramco-Gershenson Properties Trust (RPT)
Q4 2009
Page 15

Summary of Outstanding Debt
12/31/09

	Lender or Servicer	Percent of Total Indebtedness		Balance at 12/31/2009	Stated Interest Rate	Maturity Date	Months To Maturity
Fixed Rate Debt							
Promenade at Pleasant Hill	Principal Life	2.33%	$	12,893,605	8.0900%	Sep-10	8
Publix at River Crossing	Jackson National Life Ins Co.	0.56%		3,107,097	6.6700%	Oct-10	9
Parkway Shops	St. Johns purchase money mortgage	0.85%		4,690,000	7.0000%	Nov-10	11
Parkway Shops	River City Signature purchase money mortgage	0.39%		2,166,775	6.0000%	Nov-10	11
Madison Shopping Center	LaSalle Bank N.A.	1.70%		9,370,762	7.5080%	May-11	16
Secured Term Loan Facility *	KeyBank, as agent	10.86%		60,000,000	6.6467%	Jun-11	18
Lakeshore Marketplace	Wells Fargo/Midland	2.64%		14,588,736	7.6470%	Aug-11	19
Sunshine Plaza Shopping Center	Nationwide Life	2.02%		11,158,397	7.3500%	May-12	28
Coral Creek	KeyBank	1.69%		9,355,784	6.7800%	Jul-12	30
The Crossroads at Royal Palm	L.J. Melody & Co./Salomon	2.02%		11,156,947	6.5000%	Aug-12	31
Secured Revolving Credit Facility *	KeyBank, as agent	7.24%		40,000,000	6.5050%	Dec-12	37
Centre at Woodstock	Wachovia	0.78%		4,285,712	6.9100%	Jul-13	43
East Town Plaza	Citigroup Global Markets	1.98%		10,944,737	5.4500%	Jul-13	43
Kentwood Towne Center	Nationwide Life	1.66%		9,165,390	5.7400%	Jul-13	43
Lantana Plaza Shopping Center	Key Bank	1.78%		9,832,495	4.7600%	Aug-13	44
Auburn Hills	Citigroup Global Markets	1.31%		7,232,731	5.3800%	May-14	53
Crossroads Shopping Center	Citigroup Global Markets	4.56%		25,193,079	5.3800%	May-14	53
Jackson West	KeyBank	3.11%		17,180,000	5.2000%	Nov-15	71
West Oaks I	KeyBank	4.94%		27,300,000	5.2000%	Nov-15	71
New Towne Plaza	Deutsche Bank	3.58%		19,800,000	5.0910%	Dec-15	72
Hoover Eleven	Canada Life/GMAC	1.00%		5,507,651	7.6250%	Feb-16	74
River City Marketplace	JPMorgan Chase Bank, N.A.	19.91%		110,000,000	5.4355%	Apr-17	88
Hoover Eleven	Canada Life/GMAC	0.38%		2,082,786	7.2000%	May-18	101
Crossroads Home Depot	Farm Bureau	0.71%		3,950,000	7.3800%	Dec-19	121
Junior Subordinated Note **	The Bank of New York Trust Company	5.09%		28,125,000	7.8700%	Jan-38	342
Subtotal Fixed Rate Debt		**83.09%**	**$**	**459,087,683**	**6.1652%**		69
Variable Rate Mortgages							
Beacon Square	Huntington Bank	1.29%	$	7,121,100	5.5000%	Jun-11	18
Gaines Marketplace	Huntington Bank	1.32%		7,306,169	5.2500%	Jun-11	18
Subtotal Variable Rate Mortgages		2.61%	$	14,427,269	5.3734%		18
Variable Rate Secured Facility							
Secured Revolving Credit Facility - Aquia	KeyBank	3.62%	$	20,000,000	5.5000%	Dec-10	12
Secured Term Loan Facility	KeyBank, as agent	1.27%		7,000,000	5.5679%	Jun-11	18
Secured Revolving Credit Facility	KeyBank, as agent	9.42%		52,036,496	4.7175%	Dec-12	37
Subtotal Variable Rate Secured Facilities		14.30%	$	79,036,496	4.9908%		
Subtotal Variable Rate Mortgages & Secured Facilities		16.91%	$	93,463,765	5.0499%		27
Subtotal Variable Rate Debt		**16.91%**	**$**	**93,463,765**	**5.0499%**		27
Total debt		**100.00%**	**$**	**552,551,448**	**5.9765%**		62

*** Effectively converted to fixed rate through swap agreements.**
**** Fixed rate until January 30, 2013, and then at LIBOR plus 3.30%.**

RAMCO GERSHENSON PROPERTIES TRUST
Quarterly Financial and Operating Supplement
Ramco-Gershenson Properties Trust (RPT)
Q4 2009
Page 16

Cumulative Scheduled Total Percentage Percentage Amortization Scheduled Scheduled of Debt of Debt Year Payments Maturities Maturities Maturing Maturing 2010 41,286,530 38,815,995 80,102,525 14.50% 14.50% 2011 4,859,248 71,092,256 75,951,504 13.75% 28.24% 2012 4,246,614 121,916,182 126,162,796 22.83% 51.08% 2013 3,530,107 30,121,368 33,651,474 6.09% 57.17% 2014 2,574,061 29,676,361 32,250,422 5.84% 63.00% 2015 2,397,298 59,457,889 61,855,187 11.19% 74.20% 2016 561,275 - 561,275 0.10% 74.30% 2017 404,147 110,000,000 110,404,147 19.98% 94.28% 2018 237,999 - 237,999 0.04% 94.32% 2019 + 100,977 31,273,141 31,374,118 5.68% 100.00% Totals 60,198,255 $ 492,353,192 $ 552,551,448 $ Loan Maturities Split between Scheduled Amortization and Scheduled Maturities 12/31/09 Note: Scheduled maturities in 2012 includes $92,036,496 which represents the balance of the Secured Revolving Credit Facility drawn as of December 31, 2009 due at maturity in December 2012, and scheduled amortization payments in 2010 includes $33,000,000, which represents the portion of the Secured Term Loan Facility due by September 30, 2010, with the balance of $34,000,000 due at maturity in June 2011. Quarterly Financial and Operating Supplement Ramco-Gershenson Properties Trust (RPT) Q4 2009 Page 17

Debt: Shares Dollars Percentage Fixed Rate Debt 459,087,683 $ 52.46% Variable Rate Debt 93,463,765 $ 10.68% Total Debt 552,551,448 $ 63.14% Equity: Market price Common Shares and Equivalents REIT Shares 9.54 $ 91.41% 30,907,087 294,853,610 $ 33.69% OP Units 8.59% 2,902,641 27,691,195 $ 3.16% Total Common Shares and Equivalents 100.00% 33,809,728 322,544,805 $ 36.86% Total Market Capitalization 875,096,253 $ 100.00% Market Capitalization Information Common Stock Performance - 01/01/2009 through 12/31/2009 12/31/09 Quarterly Financial and Operating Supplement Ramco-Gershenson Properties Trust (RPT) Q4 2009 Page 18

Portfolio
Property Summary
As of December 31, 2009

Property	Location	Ownership %	Year Constructed / Acquired / Year of Latest Renovation or Expansion (1)	Number of Units	Total Shopping Center GLA: Anchors: Non-Company Owned	Total Shopping Center GLA: Anchors: Company Owned	Total Shopping Center GLA: Anchors: Total Anchor GLA	Total Shopping Center GLA: Non-Anchor GLA	Total Shopping Center GLA: Total	Company Owned GLA: Total	Company Owned GLA: Leased	Company Owned GLA: Occupancy	Annualized Base Rent: Total	Annualized Base Rent: PSF	Anchors [2]
Wholly-Owned Portfolio															
Florida															
Coral Creek Shops	Coconut Creek, FL	100%	1992/2002/NA	33		42,112	42,112	67,200	109,312	109,312	100,487	91.9%	$ 1,519,245	$ 15.12	Publix
Lantana Shopping Center	Lantana, FL	100%	1959/1996/2002	22		61,166	61,166	62,444	123,610	123,610	117,268	94.9%	1,241,795	10.59	Publix
Naples Towne Centre	Naples, FL	100%	1982/1996/2003	14	32,680	102,027	134,707	32,680	167,387	134,707	128,018	95.0%	782,707	6.11	Goodwill [3], Save-A-Lot, Bealls
Pelican Plaza	Sarasota, FL	100%	1983/1997/NA	26		35,768	35,768	57,389	93,157	93,157	78,502	84.3%	785,068	10.00	Linens'N Things [6]
River City Marketplace	Jacksonville, FL	100%	2005/2005/NA	70	342,501	323,907	666,408	221,445	887,853	545,352	530,150	97.2%	8,391,824	15.83	Wal-Mart [3], Lowe's[3], Bed Bath & Beyond, Best Buy, Gander Mountain, Michaels, OfficeMax, PETsMART, Ross Dress For Less, Wallace Theaters, Ashley Furniture HomeStore
River Crossing Centre	New Port Richey, FL	100%	1998/2003/NA	16		37,888	37,888	24,150	62,038	62,038	58,538	94.4%	709,291	12.12	Publix
Sunshine Plaza	Tamarac, FL	100%	1972/1996/2001	28		146,409	146,409	89,317	235,726	235,726	223,181	94.7%	1,918,129	8.59	Publix, Old Time Pottery
The Crossroads	Royal Palm Beach, FL	100%	1988/2002/NA	35		42,112	42,112	77,980	120,092	120,092	103,910	86.5%	1,602,765	15.42	Publix
Village Lakes Shopping Center	Land O' Lakes, FL	100%	1987/1997/NA	24		125,141	125,141	61,355	186,496	186,496	181,246	97.2%	1,111,977	6.14	Sweet Bay, Wal-Mart[4]
Total / Average				268	375,181	916,530	1,291,711	693,960	1,985,671	1,610,490	1,521,300	94.5%	$ 18,062,802	$ 11.87	
Georgia															
Centre at Woodstock	Woodstock, GA	100%	1997/2004/NA	14		51,420	51,420	35,328	86,748	86,748	69,660	80.3%	$ 788,379	$ 11.32	Publix
Conyers Crossing	Conyers, GA	100%	1978/1998/NA	15		138,915	138,915	31,560	170,475	170,475	170,475	100.0%	958,471	5.62	Burlington Coat Factory, Hobby Lobby
Horizon Village	Suwanee, GA	100%	1996/2002/NA	22		47,955	47,955	49,046	97,001	97,001	84,002	86.6%	878,201	10.45	Publix [4]
Mays Crossing	Stockbridge, GA	100%	1984/1997/2007	20		100,244	100,244	37,040	137,284	137,284	128,584	93.7%	836,435	6.50	ApplianceSmart Factory Outlet [4], Big Lots, Dollar Tree
Promenade at Pleasant Hill	Duluth, GA	100%	1993/2004/NA	34		199,555	199,555	82,076	281,631	281,631	245,244	87.1%	1,763,839	7.19	Farmers Home Furniture, Old Time Pottery, Publix
Total / Average				105	-	538,089	538,089	235,050	773,139	773,139	697,965	90.3%	$ 5,225,325	$ 7.49	
Michigan															
Auburn Mile, The	Auburn Hills, MI	100%	2000/1999/NA	7	533,659	64,298	597,957	26,238	624,195	90,536	90,536	100.0%	$ 944,457	$ 10.43	Best Buy [3], Target [3], Meijer [3], Costco [3], Jo-Ann, Staples
Beacon Square	Grand Haven, MI	100%	2004/2004/NA	16	103,316	-	103,316	51,387	154,703	51,387	45,932	89.4%	771,331	16.79	Home Depot [3]
Clinton Pointe	Clinton Twp., MI	100%	1992/2003/NA	14	112,876	65,735	178,611	69,595	248,206	135,330	123,280	91.1%	1,201,151	9.74	OfficeMax, Sports Authority, Target [3]
Clinton Valley	Sterling Heights, MI	100%	1985/1996/2009	10		50,852	50,852	45,348	96,200	96,200	83,324	86.6%	518,170	6.22	Hobby Lobby
Clinton Valley Mall	Sterling Heights, MI	100%	1977/1996/2002	8		55,175	55,175	44,106	99,281	99,281	99,281	100.0%	1,628,581	16.40	Office Depot, DSW Shoe Warehouse
Eastridge Commons	Flint, MI	100%	1990/1996/2001	16	117,777	117,972	235,749	51,704	287,453	169,676	163,322	96.3%	1,596,012	9.77	Farmer Jack (A&P) [4], Office Depot[4], Target [3], TJ Maxx
Edgewood Towne Center	Lansing, MI	100%	1990/1996/2001	17	227,193	23,524	250,717	62,233	312,950	85,757	72,722	84.8%	814,230	11.20	OfficeMax, Sam's Club [3], Target [3]
Fairlane Meadows	Dearborn, MI	100%	1987/2003/NA	23	201,300	56,586	257,886	80,922	338,808	137,508	120,223	87.4%	1,615,197	13.44	Best Buy, Citi Trends, Target [3], Burlington Coat Factory [3]
Fraser Shopping Center	Fraser, MI	100%	1977/1996/NA	8		32,384	32,384	39,163	71,547	71,547	51,335	71.8%	299,648	5.84	Oakridge Market
Gaines Marketplace	Gaines Twp., MI	100%	2004/2004/NA	15		351,981	351,981	40,188	392,169	392,169	387,669	98.9%	1,642,974	4.24	Meijer, Staples, Target
Hoover Eleven	Warren, MI	100%	1989/2003/NA	47		153,810	153,810	130,960	284,770	284,770	235,230	82.6%	2,914,308	12.39	Kroger, Marshalls, OfficeMax
Jackson Crossing	Jackson, MI	100%	1967/1996/2002	64	254,242	222,192	476,434	176,576	653,010	398,768	369,633	92.7%	3,406,363	9.22	Kohl's, Sears [3], Target [3], TJ Maxx, Toys "R" Us, Best Buy, Bed Bath & Beyond, Jackson 10 Theater
Jackson West	Jackson, MI	100%	1996/1996/1999	5		194,484	194,484	15,837	210,321	210,321	190,838	90.7%	1,357,418	7.11	Lowe's, Michaels, OfficeMax
Kentwood Towne Centre	Kentwood, MI	77.88%	1988/1996//NA	17	101,909	122,887	224,796	58,265	283,061	181,152	158,952	87.7%	987,766	6.21	Hobby Lobby, OfficeMax, Rooms Today [3]
Lake Orion Plaza	Lake Orion, MI	100%	1977/1996/NA	9		126,195	126,195	14,878	141,073	141,073	136,073	96.5%	527,281	3.87	Hollywood Super Market, Kmart
Lakeshore Marketplace	Norton Shores, MI	100%	1996/2003/NA	21	126,800	258,638	385,438	89,015	474,453	347,653	337,142	97.0%	2,577,690	7.65	Barnes & Noble, Dunham's, Elder-Beerman, Hobby Lobby, T J Maxx, Toys "R" Us, Target[3]
Livonia Plaza	Livonia, MI	100%	1988/2003/NA	20		93,380	93,380	43,042	136,422	136,422	123,378	90.4%	1,287,187	10.43	Kroger, TJ Maxx
Madison Center	Madison Heights, MI	100%	1965/1997/2000	15		167,830	167,830	59,258	227,088	227,088	183,957	81.0%	1,168,960	6.35	Kmart
New Towne Plaza	Canton Twp., MI	100%	1975/1996/2005	17		126,425	126,425	62,798	189,223	189,223	172,298	91.1%	1,698,051	9.86	Kohl's, Jo-Ann
Oak Brook Square	Flint, MI	100%	1982/1996/NA	20		79,744	79,744	72,629	152,373	152,373	143,773	94.4%	1,227,216	8.54	TJ Maxx, Hobby Lobby
Roseville Towne Center	Roseville, MI	100%	1963/1996/2004	9		206,747	206,747	40,221	246,968	246,968	246,968	100.0%	1,702,773	6.89	Marshalls, Wal-Mart, Office Depot[4]
Shoppes at Fairlane Meadows	Dearborn, MI	100%	2007/NA/NA	8		-	-	19,925	19,925	19,925	15,197	76.3%	365,540	24.05	
Southfield Plaza	Southfield, MI	100%	1969/1996/2003	14		128,339	128,339	37,660	165,999	165,999	164,649	99.2%	1,335,486	8.11	Burlington Coat Factory, Marshalls, Staples
Tel-Twelve	Southfield, MI	100%	1968/1996/2005	21		479,869	479,869	43,542	523,411	523,411	520,411	99.4%	5,589,278	10.74	Best Buy, DSW Shoe Warehouse, Lowe's, Meijer, Michaels, Office Depot, PETsMART
West Oaks I	Novi, MI	100%	1979/1996/2004	8		213,717	213,717	30,270	243,987	243,987	243,987	100.0%	2,384,688	9.77	Best Buy, DSW Shoe Warehouse, Gander Mountain, Home Goods, Michaels, OfficeMax
West Oaks II	Novi, MI	100%	1986/1996/2000	30	221,140	90,753	311,893	77,201	389,094	167,954	166,979	99.4%	2,865,700	17.16	Value City Furniture [3], Bed Bath & Beyond [3], Marshalls, Toys "R" Us[3], Kohl's[3], Jo-Ann
Total / Average				459	2,000,212	3,483,517	5,483,729	1,482,961	6,966,690	4,966,478	4,647,089	93.6%	$ 42,427,457	$ 9.13	
North Carolina															
Ridgeview Crossing	Elkin, NC	100%	1989/1997/1995	7		58,581	58,581	11,140	69,721	69,721	69,721	100.0%	$ 252,771	$ 3.63	Belk Department Store, Ingles Market
Total / Average				7	-	58,581	58,581	11,140	69,721	69,721	69,721	100.0%	$ 252,771	$ 3.63	

RAMCO GERSHENSON PROPERTIES TRUST

Quarterly Financial and Operating Supplement
Ramco-Gershenson Properties Trust (RPT)

Q4 2009
Page 19

Portfolio
Property Summary
As of December 31, 2009

Property	Location	Ownership %	Year Constructed / Acquired / Year of Latest Renovation or Expansion (1)	Number of Units	Total Shopping Center GLA: Anchors: Non-Company Owned	Company Owned	Total Anchor GLA	Non-Anchor GLA	Total	Company Owned GLA: Total	Leased	Occupancy	Annualized Base Rent: Total	PSF	Anchors [2]
Ohio															
Crossroads Centre	Rossford, OH	100%	2001/2001/NA	22	126,200	244,991	371,191	99,054	470,245	344,045	332,505	96.6%	$ 2,987,079	$ 8.98	Home Depot, Target [3], Giant Eagle, Michaels, T J Maxx
OfficeMax Center	Toledo, OH	100%	1994/1996/NA	1		22,930	22,930	-	22,930	22,930	22,930	100.0%	277,453	12.10	OfficeMax
Rossford Pointe	Rossford, OH	100%	2006/2005/NA	6		41,077	41,077	6,400	47,477	47,477	45,877	96.6%	452,339	9.86	PETsMART, Office Depot[4]
Spring Meadows Place	Holland, OH	100%	1987/1996/2005	28	384,770	110,691	495,461	101,126	596,587	211,817	191,401	90.4%	2,121,920	11.09	Dick's Sporting Goods [3], Best Buy [3], Kroger [3], Target [3], Ashley Furniture, OfficeMax, PETsMART, T J Maxx, Sam's Club[3], Big Lots[3]
Troy Towne Center	Troy, OH	100%	1990/1996/2003	18	197,109	86,584	283,693	58,026	341,719	144,610	141,110	97.6%	879,214	6.23	Wal-Mart[3], Kohl's
Total / Average				75	708,079	506,273	1,214,352	264,606	1,478,958	770,879	733,823	95.2%	$ 6,718,005	$ 9.15	
South Carolina															
Taylors Square	Taylors, SC	100%	1989/1997/2005	13	207,445	-	207,445	33,791	241,236	33,791	28,048	83.0%	$ 468,813	$ 16.71	Wal-Mart[3]
Total / Average				13	207,445	-	207,445	33,791	241,236	33,791	28,048	83.0%	$ 468,813	$ 16.71	
Tennessee															
Northwest Crossing	Knoxville, TN	100%	1989/1997/NA	10	207,945	66,346	274,291	29,933	304,224	96,279	94,779	98.4%	$ 810,523	$ 8.55	Wal-Mart[3], Ross Dress for Less, HH Gregg
Northwest Crossing II	Knoxville, TN	100%	1999/1999/NA	2		23,500	23,500	4,674	28,174	28,174	28,174	100.0%	320,719	11.38	OfficeMax
Total / Average				12	207,945	89,846	297,791	34,607	332,398	124,453	122,953	98.8%	$ 1,131,241	$ 9.20	
Wisconsin															
East Town Plaza	Madison, WI	100%	1992/2000/2000	18	132,995	144,685	277,680	64,274	341,954	208,959	185,551	88.8%	$ 1,702,503	$ 9.18	Burlington Coat Factory, Marshalls, Jo-Ann, Borders, Toys "R" Us[3], Shopko[3]
Total / Average				18	132,995	144,685	277,680	64,274	341,954	208,959	185,551	88.8%	$ 1,702,503	$ 9.18	
Wholly-Owned Subtotal / Average				957	3,631,857	5,737,521	9,369,378	2,820,389	12,189,767	8,557,910	8,006,450	93.6%	$ 75,988,916	$ 9.49	
Wholly-Owned - Under Redevelopment:															
Rivertowne Square	Deerfield Beach, FL	100%	1980/1998/NA	16		90,173	90,173	46,474	136,647	136,647	128,547	94.1%	$ 1,138,496	$ 8.86	Beall's Outlet, Winn-Dixie
Southbay Shopping Center	Osprey, FL	100%	1978/1998/NA	19		31,700	31,700	65,090	96,790	96,790	77,765	80.3%	607,287	7.81	Beall's Clearance Store
Holcomb Center	Roswell, GA	100%	1986/1996/NA	25		39,668	39,668	67,385	107,053	107,053	20,584	19.2%	204,985	9.96	
The Towne Center at Aquia [5]	Stafford, VA	100%	1989/1998/NA	17		86,184	86,184	52,325	138,509	138,509	126,863	91.6%	2,531,940	19.96	Northrop Grumman, Regal Cinemas
West Allis Towne Centre	West Allis, WI	100%	1987/1996/NA	27		179,818	179,818	125,363	305,181	305,181	251,050	82.3%	1,657,047	6.60	Burlington Coat Factory, Kmart, Office Depot
Total / Average				104	-	427,543	427,543	356,637	784,180	784,180	604,809	77.1%	$ 6,139,755	$ 10.15	
Wholly-Owned Total / Average				1061	3,631,857	6,165,064	9,796,921	3,177,026	12,973,947	9,342,090	8,611,259	92.2%	$ 82,128,670	$ 9.54	
Joint Venture Portfolio at 100%															
Florida															
Cocoa Commons	Cocoa, FL	30%	2001/2007/NA	23		51,420	51,420	38,696	90,116	90,116	76,920	85.4%	$ 940,309	$ 12.22	Publix
Cypress Point	Clearwater, FL	30%	1983/2007/NA	22		103,085	103,085	64,195	167,280	167,280	146,853	87.8%	1,746,669	11.89	Burlington Coat Factory, The Fresh Market
Kissimmee West	Kissimmee, FL	7%	2005/2005/NA	17	184,600	67,000	251,600	48,586	300,186	115,586	110,386	95.5%	1,343,687	12.17	Jo-Ann, Marshalls,Target [3]
Martin Square	Stuart, FL	30%	1981/2005/NA	14		291,432	291,432	39,673	331,105	331,105	301,735	91.1%	1,856,101	6.15	Home Depot, Kmart, Staples
Mission Bay Plaza	Boca Raton, FL	30%	1989/2004/NA	56		159,147	159,147	113,719	272,866	272,866	259,680	95.2%	4,949,658	19.06	Albertsons, LA Fitness Sports Club, OfficeMax, Toys "R" Us
Plaza at Delray, The	Delray Beach, FL	20%	1979/2004/NA	48		193,967	193,967	137,529	331,496	331,496	255,868	77.2%	3,977,614	15.55	Books-A-Million, Marshalls, Publix, Regal Cinemas, Staples
Shenandoah Square	Davie, FL	40%	1989/2001/NA	43		42,112	42,112	81,534	123,646	123,646	115,516	93.4%	1,794,987	15.54	Publix
Shoppes of Lakeland	Lakeland, FL	7%	1985/1996/NA	22	123,400	122,441	245,841	66,447	312,288	188,888	157,072	83.2%	1,861,295	11.85	Michaels, Ashley Furniture, Target [3]
Treasure Coast Commons	Jensen Beach, FL	30%	1996/2004/NA	3		92,979	92,979	-	92,979	92,979	92,979	100.0%	1,154,920	12.42	Barnes & Noble, OfficeMax, Sports Authority
Village of Oriole Plaza	Delray Beach, FL	30%	1986/2005/NA	39		42,112	42,112	113,640	155,752	155,752	151,272	97.1%	2,107,810	13.93	Publix
Village Plaza	Lakeland, FL	30%	1989/2004/NA	25		64,504	64,504	82,251	146,755	146,755	114,372	77.9%	1,442,485	12.61	Staples
Vista Plaza	Jensen Beach, FL	30%	1998/2004/NA	9		87,072	87,072	22,689	109,761	109,761	81,347	74.1%	1,067,602	13.12	Bed Bath & Beyond, Michaels
West Broward Shopping Center	Plantation, FL	30%	1965/2005/NA	19		81,801	81,801	74,435	156,236	156,236	151,242	96.8%	1,571,483	10.39	Badcock, National Pawn Shop, Save-A-Lot, US Postal Service
Total / Average				340	308,000	1,399,072	1,707,072	883,394	2,590,466	2,282,466	2,015,242	88.3%	$ 25,814,622	$ 12.81	
Georgia															
Paulding Pavilion	Hiram, GA	20%	1995/2006/NA	13		60,509	60,509	24,337	84,846	84,846	78,196	92.2%	$ 1,201,349	$ 15.36	Sports Authority, Staples
Peachtree Hill	Duluth, GA	20%	1986/2007/NA	35		87,411	87,411	63,461	150,872	150,872	98,120	65.0%	1,106,524	11.28	Kroger
Total / Average				48	-	147,920	147,920	87,798	235,718	235,718	176,316	74.8%	$ 2,307,873	$ 13.09	
Illinois															
Market Plaza	Glen Ellyn, IL	20%	1965/2007/1996	35		66,079	66,079	96,975	163,054	163,054	154,974	95.0%	$ 2,291,508	$ 14.79	Jewel Osco, Staples
Rolling Meadows	Rolling Meadows, IL	20%	1956/2008/1995	18		83,230	83,230	47,206	130,436	130,436	102,107	78.3%	1,246,536	12.21	Jewel Osco
Total / Average				53	-	149,309	149,309	144,181	293,490	293,490	257,081	87.6%	$ 3,538,044	$ 13.76	

RAMCO GERSHENSON PROPERTIES TRUST

Quarterly Financial and Operating Supplement
Ramco-Gershenson Properties Trust (RPT)

Q4 2009
Page 20

Portfolio
Property Summary
As of December 31, 2009

					Total Shopping Center GLA:					Company Owned GLA			Annualized Base Rent		
					Anchors:										
Property	Location	Ownership %	Year Constructed / Acquired / Year of Latest Renovation or Expansion (1)	Number of Units	Non-Company Owned	Company Owned	Total Anchor GLA	Non-Anchor GLA	Total	Total	Leased	Occupancy	Total	PSF	Anchors [2]
Indiana															
Merchants' Square	Carmel, IN	20%	1970/2004/NA	48	80,000	69,504	149,504	209,503	359,007	279,007	239,171	85.7%	$ 2,595,632	$ 10.85	Marsh [3], Cost Plus, Hobby Lobby
Nora Plaza	Indianapolis, IN	7%	1958/2007/2002	25	123,800	57,713	181,513	82,325	263,838	140,038	135,554	96.8%	1,806,048	13.32	Target [3], Marshalls, Whole Foods
Total / Average				73	203,800	127,217	331,017	291,828	622,845	419,045	374,725	89.4%	$ 4,401,680	$ 11.75	
Maryland															
Crofton Centre	Crofton, MD	20%	1974/1996/NA	18		196,570	196,570	54,941	251,511	251,511	223,655	88.9%	$ 1,552,750	$ 6.94	Basics/Metro, Kmart, Gold's Gym
Total / Average				18	-	196,570	196,570	54,941	251,511	251,511	223,655	88.9%	$ 1,552,750	$ 6.94	
Michigan															
Gratiot Crossing	Chesterfield, MI	30%	1980/2005/NA	15		122,406	122,406	43,138	165,544	165,544	150,586	91.0%	$ 1,317,840	$ 8.75	Jo-Ann, Kmart
Hunter's Square	Farmington Hills, MI	30%	1988/2005/NA	37		194,236	194,236	163,066	357,302	357,302	349,601	97.8%	5,878,292	16.81	Bed Bath & Beyond, Borders, Loehmann's, Marshalls, T J Maxx
Millennium Park	Livonia, MI	30%	2000/2005/NA	14	352,641	241,850	594,491	39,524	634,015	281,374	242,550	86.2%	3,196,275	13.18	Home Depot, Marshalls, Michaels, PETsMART, Costco[3], Meijer[3]
Southfield Plaza Expansion	Southfield, MI	50%	1987/1996/2003	11		-	-	19,410	19,410	19,410	12,410	63.9%	203,584	16.40	
West Acres Commons	Flint, MI	40%	1998/2001/NA	14		59,889	59,889	35,200	95,089	95,089	82,489	86.7%	1,033,485	12.53	VG's Food Center
Winchester Center	Rochester Hills, MI	30%	1980/2005/NA	16		224,356	224,356	89,309	313,665	313,665	313,665	100.0%	4,379,577	13.96	Borders, Dick's Sporting Goods, Linens 'N Things [6], Marshalls, Michaels, PETsMART
Total / Average				107	352,641	842,737	1,195,378	389,647	1,585,025	1,232,384	1,151,301	93.4%	$ 16,009,053	$ 13.91	
New Jersey															
Chester Springs Shopping Center	Chester, NJ	20%	1970/1996/1999	41		81,760	81,760	142,393	224,153	224,153	194,320	86.7%	$ 2,653,545	$ 13.66	Shop-Rite Supermarket, Staples
Total / Average				41	-	81,760	81,760	142,393	224,153	224,153	194,320	86.7%	$ 2,653,545	$ 13.66	
Ohio															
Olentangy Plaza	Columbus, OH	20%	1981/2007/1997	41		116,707	116,707	114,800	231,507	231,507	215,899	93.3%	$ 2,282,182	$ 10.57	Eurolife Furniture, Marshalls, MicroCenter, Sunflower Market[4]
The Shops on Lane Avenue	Upper Arlington, OH	20%	1952/2007/2004	40		46,574	46,574	115,236	161,810	161,810	151,399	93.6%	2,798,954	18.49	Bed Bath & Beyond, Whole Foods
Total / Average				81	-	163,281	163,281	230,036	393,317	393,317	367,298	93.4%	$ 5,081,136	$ 13.83	
JV Sub total / Average at 100%				761	864,441	3,107,866	3,972,307	2,224,218	6,196,525	5,332,084	4,759,938	89.3%	$ 61,358,703	$ 12.89	
Joint Venture Under Redevelopment:															
Marketplace of Delray	Delray Beach, FL	30%	1981/2005/NA	48		107,190	107,190	131,711	238,901	238,901	181,525	76.0%	2,281,194	12.57	Office Depot, Winn-Dixie
Collins Pointe Plaza	Cartersville, GA	20%	1987/2006/NA	18		46,358	46,358	47,909	94,267	94,267	35,225	37.4%	$ 423,956	$ 12.04	
Troy Marketplace	Troy, MI	30%	2000/2005/NA	12	20,600	193,360	213,960	28,813	242,773	222,173	168,678	75.9%	3,009,291	17.84	Golfsmith, LA Fitness, Nordstom Rack, PETsMART, REI [3]
The Shops at Old Orchard	W. Bloomfield, MI	30%	1972/2007/NA	17		36,044	36,044	39,975	76,019	76,019	68,769	90.5%	1,146,846	16.68	Plum Market
Total / Average				95	20,600	382,952	403,552	248,408	651,960	631,360	454,197	71.9%	$ 6,861,287	$ 15.11	
JV Total / Average at 100%				856	885,041	3,490,818	4,375,859	2,472,626	6,848,485	5,963,444	5,214,135	87.4%	$ 68,219,991	$ 13.08	
PORTFOLIO TOTAL / AVERAGE				1917	4,516,898	9,655,882	14,172,780	5,649,652	19,822,432	15,305,534	13,825,394	90.3%	$ 150,348,661	$ 10.87	

[1] Represents year constructed/acquired/year of latest renovation or expansion by either the Company or the former Ramco Group, as applicable.
[2] We define anchor tenants as single tenants which lease 19,000 square feet or more at a property.
[3] Non-Company owned anchor space
[4] Tenant closed - lease obligated.
[5] The Town Center at Aquia is considered a development project by the Company. Refer to the development projects on page 14 for details on The Town Center at Aquia.
[6] Tenant closed in Bankruptcy, though Leases are guaranteed by CVS.

RAMCO GERSHENSON PROPERTIES TRUST

Quarterly Financial and Operating Supplement
Ramco-Gershenson Properties Trust (RPT)

Q4 2009
Page 21

BY RENT [1] BY GLA [2] GEOGRAPHIC DIVERSIFICATION LEGEND IN 3% WI 2% All Others 8% IN 3% WI 3% All Others 7% MI: Michigan FL: Florida OH: Ohio IN: Indiana GA: Georgia WI: Wisconsin MI 42% FL 32% OH 8% GA 5% MI 42% FL 29% OH 8% GA 8% BY RENT [1] BY GLA [2] ANCHOR, NON-ANCHOR TENANT MIX ANCHORS: Spaces greater than or equal to 19,000 square feet NON ANCHORS: LEGEND ANCHOR 50% NONANCHOR Non- Anchor 34% NON-Spaces of less than 19,000 square feet 50% Anchor 66% BY RENT [1] BY GLA [2] CREDIT QUALITY TENANT MIX LEGEND LOC 19% LOC 14% NAT: National REG: Regional LOC: Local NAT 67% REG 14% NAT 68% REG 18% Quarterly Financial and Operating Supplement [1] Figures shown represent annualized base rents [2] Figures shown represent occupied Gross Leasable Area Ramco-Gershenson Properties Trust (RPT) Q4 2009 Page 22

Major Tenant Exposure* as of December 31, 2009

					Annualized Base Rent in Place at 12/31/09		
Lease Name	Credit Rating S&P/Moody's [1]	Number of Leases	Leased GLA as of 12/31/09 (Sq.Ft.)	% of Total Company Owned GLA	Total Annualized Base Rent	Annualized Base Rent/Square Foot	% of Base Rental Revenue as of 12/31/09
T.J. Maxx/Marshalls	A/A3	20	636,154	4.16%	$5,941,987	$9.34	3.95%
Publix	NR/NR	12	574,794	3.76%	4,534,891	$7.89	3.02%
OfficeMax	B/B1	12	273,720	1.79%	3,083,183	$11.26	2.05%
Home Depot	BBB+/Baa1	3	384,690	2.51%	2,819,500	$7.33	1.88%
Kmart	NR/NR	6	618,341	4.04%	2,717,603	$4.39	1.81%
Dollar Tree	NR/NR	26	277,516	1.81%	2,481,494	$8.94	1.65%
Jo-Ann	B+/B1	6	218,976	1.43%	2,378,777	$10.86	1.58%
Staples	BBB/Baa2	10	224,292	1.47%	2,277,886	$10.16	1.52%
Michaels	B-/Caa1	9	199,724	1.30%	2,222,989	$11.13	1.48%
Best Buy	BBB-/Baa2	5	176,677	1.15%	2,214,623	$12.53	1.47%
PETsMART	BB/NR	7	160,428	1.05%	2,160,407	$13.47	1.44%
Burlington Coat Factory	B-/B3	6	363,307	2.37%	2,022,588	$5.57	1.35%
Gander Mountain	NR/NR	2	159,791	1.04%	1,899,745	$11.89	1.26%
Bed Bath & Beyond	BBB/NR	5	154,599	1.01%	1,846,043	$11.94	1.23%
Lowe's Home Centers	A+/A1	2	270,394	1.77%	1,822,956	$6.74	1.21%
		131	4,693,403	30.66%	$40,424,672	$8.61	26.90%

*Based upon percentage of annualized base rent.

[1] Source: Latest Company filings per Credit Risk Monitor.

RAMCO GERSHENSON PROPERTIES TRUST

Quarterly Financial and Operating Supplement
Ramco-Gershenson Properties Trust (RPT)

Q4 2009
Page 23

Summary of Expiring GLA
Total Portfolio

All Leases

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Annualized Base Rent in Place at 12/31/09 Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
2009	37	81,139	0.59%	$840,386	0.56%	$10.36
2010	207	964,091	6.97%	10,378,253	6.90%	10.76
2011	291	1,474,552	10.67%	18,593,707	12.37%	12.61
2012	276	1,485,537	10.74%	18,166,862	12.08%	12.23
2013	215	1,630,464	11.79%	19,564,551	13.01%	12.00
2014	173	1,582,899	11.45%	14,753,379	9.81%	9.32
2015	94	1,143,297	8.27%	12,379,222	8.23%	10.83
2016	69	1,345,876	9.73%	13,538,691	9.00%	10.06
2017	44	761,587	5.51%	10,163,133	6.76%	13.34
2018	37	562,830	4.07%	6,853,269	4.56%	12.18
2019+	85	2,793,122	20.21%	25,117,208	16.72%	8.99
Total	1,528	13,825,394	100.00%	$150,348,661	100.00%	$10.87

All Anchor Leases

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
2009	0	0	0.00%	$0	0.00%	$0.00
2010	8	368,819	4.02%	2,168,025	2.88%	5.88
2011	17	550,771	6.01%	4,285,079	5.69%	7.78
2012	16	657,273	7.17%	4,231,210	5.62%	6.44
2013	27	1,065,593	11.62%	9,115,643	12.10%	8.55
2014	22	1,036,465	11.31%	6,286,742	8.35%	6.07
2015	22	822,376	8.97%	7,303,653	9.69%	8.88
2016	26	1,097,217	11.97%	8,920,707	11.84%	8.13
2017	17	646,197	7.05%	7,965,746	10.57%	12.33
2018	12	444,668	4.85%	4,827,080	6.41%	10.86
2019+	36	2,477,908	27.03%	20,231,449	26.85%	8.16
Total	203	9,167,287	100.00%	$75,335,334	100.00%	$8.22

All Non-Anchor Leases

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
2009	37	81,139	1.74%	$840,386	1.12%	$10.36
2010	199	595,272	12.78%	8,210,228	10.95%	13.79
2011	274	923,781	19.83%	14,308,628	19.07%	15.49
2012	260	828,264	17.78%	13,935,652	18.58%	16.83
2013	188	564,871	12.13%	10,448,908	13.93%	18.50
2014	151	546,434	11.73%	8,466,637	11.29%	15.49
2015	72	320,921	6.89%	5,075,569	6.77%	15.82
2016	43	248,659	5.34%	4,617,984	6.16%	18.57
2017	27	115,390	2.48%	2,197,387	2.93%	19.04
2018	25	118,162	2.54%	2,026,189	2.70%	17.15
2019+	49	315,214	6.76%	4,885,759	6.50%	15.50
Total	1,325	4,658,107	100.00%	$75,013,327	100.00%	$16.10

RAMCO GERSHENSON PROPERTIES TRUST
Quarterly Financial and Operating Supplement
Ramco-Gershenson Properties Trust (RPT)
Q4 2009
Page 24

Joint Venture Information

Joint Ventures
Contribution to Funds from Operations
(in thousands)

For Three Months Ended December 31, 2009

	Ramco/Lion Venture LP Consolidated	Ramco 450 Venture LLC Consolidated	Ramco 191 Venture LLC Consolidated	Ramco HHF KL LLC Consolidated	Ramco HHF NP LLC Indianapolis, IN	Hartland Towne Square Hartland, MI	West Acres Commons Flint, MI	Shenandoah Square Davie, FL	Other Joint Ventures (1)	Total Joint Ventures at 100%	Ramco Pro-rata Share
Total revenue	$ 13,074	$ 7,664	$ 492	$ 1,097	$ 300	$ 90	$ 352	$ 660	$ 69	$ 23,798	$ 6,108
Operating expense	4,595	3,707	163	307	(171)	127	137	256	25	9,146	2,357
Depreciation and amortization	3,587	2,578	179	319	170	-	68	133	8	7,042	1,746
Interest expense	4,043	3,192	39	-	-	-	178	223	15	7,690	2,027
Total expenses	12,225	9,477	381	626	(1)	127	383	612	48	23,878	6,130
Net income	$ 849	$ (1,813)	$ 111	$ 471	$ 301	$ (37)	$ (31)	$ 48	$ 21	$ (80)	$ (21)
Ramco ownership interest	30%	20%	20%	7%	7%	20%	40%	40%	Various		
Ramco's share of net income	$ 255	$ (362)	$ 22	$ 33	$ 21	$ (8)	$ (13)	$ 20	$ 11		$ (21)
Add: depreciation expense	1,032	491	34	22	12	-	27	47	4		1,669
Funds from operations contributed by joint ventures	$ 1,287	$ 129	$ 56	$ 55	$ 33	$ (8)	$ 14	$ 67	$ 15		$ 1,648

For Twelve Months Ended December 31, 2009

	Ramco/Lion Venture LP Consolidated	Ramco 450 Venture LLC Consolidated	Ramco 191 Venture LLC Consolidated	Ramco HHF KL LLC Consolidated	Ramco HHF NP LLC Indianapolis, IN	Hartland Towne Square Hartland, MI	West Acres Commons Flint, MI	Shenandoah Square Davie, FL	Other Joint Ventures (1)	Total Joint Ventures at 100%	Ramco Pro-rata Share
Total revenue	$ 53,834	$ 31,953	$ 1,881	$ 4,613	$ 2,351	$ 324	$ 1,480	$ 2,722	$ 276	$ 99,434	$ 25,288
Operating expense	17,813	12,554	533	1,326	600	318	516	1,081	121	34,862	8,857
Depreciation and amortization	14,244	10,418	718	1,276	668	109	276	580	37	28,326	7,019
Interest expense	16,124	12,726	160	-		-	712	889	60	30,671	8,085
Total expenses	48,181	35,698	1,411	2,602	1,268	427	1,504	2,550	218	93,859	23,960
Net income	$ 5,653	$ (3,745)	$ 470	$ 2,011	$ 1,083	$ (103)	$ (24)	$ 172	$ 58	$ 5,575	$ 1,328
Ramco ownership interest	30%	20%	20%	7%	7%	20%	40%	40%	Various		
Ramco's share of net income	$ 1,696	$ (749)	$ 94	$ 141	$ 76	$ (21)	$ (10)	$ 69	$ 32		$ 1,328
Add: depreciation expense	4,092	1,990	136	89	46	1	109	208	18		6,689
Funds from operations contributed by joint ventures	$ 5,788	$ 1,241	$ 230	$ 230	$ 122	$ (20)	$ 99	$ 277	$ 50		$ 8,017

(1) Other Joint Ventures include S-12 Associates (50% Ramco ownership interest) and Ramco Jacksonville North Industrial LLC (5% Ramco ownership interest).

RAMCO GERSHENSON PROPERTIES TRUST
Quarterly Financial and Operating Supplement
Ramco-Gershenson Properties Trust (RPT)
Q4 2009
Page 25

Joint Ventures
Combining Balance Sheets
as of December 31, 2009
(in thousands)

	Ramco/Lion Venture LP Consolidated	Ramco 450 Venture LLC Consolidated	Ramco 191 Venture LLC Consolidated	Ramco HHF KL LLC Consolidated	Ramco HHF NP LLC Indianapolis, IN	Hartland Towne Square Hartland, MI	West Acres Commons Flint, MI	Shenandoah Square Davie, FL	Other Joint Ventures (1)	Total Joint Ventures at 100%
ASSETS										
Investment in real estate										
Land	$ 76,891	$ 50,609	$ 2,879	$ 7,600	$ 4,019	$ 7,387	$ 1,118	$ 1,653	$ 1,177	$ 153,333
Buildings and improvements	470,915	305,457	19,741	44,574	23,515	-	10,104	15,200	445	889,951
Construction in progress	1,700	1,897	462	-	-	15,429	-	-	114	19,602
Intangible assets, net	10,904	7,522	887	1,083	550	2,742	40	214	62	24,004
	560,410	365,485	23,969	53,257	28,084	25,558	11,262	17,067	1,798	1,086,890
Less: accumulated depreciation	(47,706)	(18,163)	(1,185)	(2,864)	(1,397)	-	(2,105)	(3,102)	(152)	(76,674)
Investments in real estate, net	512,704	347,322	22,784	50,393	26,687	25,558	9,157	13,965	1,646	1,010,216
Cash and cash equivalents	9,435	11,414	670	228	222	44	353	572	152	23,090
Accounts receivable, net	9,822	3,607	415	398	(60)	28	29	401	23	14,663
Other assets, net	2,387	2,004	106	(28)	237	-	71	226	102	5,105
Total Assets	$ 534,348	$ 364,347	$ 23,975	$ 50,991	$ 27,086	$ 25,630	$ 9,610	$ 15,164	$ 1,923	$ 1,053,074
LIABILITIES AND SHAREHOLDERS' EQUITY										
Mortgages and notes payable	$ 269,740	$ 216,916	$ 8,750	$ -	$ -	$ 20,323	$ 8,572	$ 11,873	$ 1,558	$ 537,732
Accounts payable and accrued expenses	12,753	9,677	212	348	242	1,700	172	305	248	25,657
	282,493	226,593	8,962	348	242	22,023	8,744	12,178	1,806	563,389
ACCUMULATED EQUITY (DEFICIT)	251,855	137,754	15,013	50,643	26,844	3,607	866	2,986	117	489,685
Total Liabilities and Accumulated Equity	$ 534,348	$ 364,347	$ 23,975	$ 50,991	$ 27,086	$ 25,630	$ 9,610	$ 15,164	$ 1,923	$ 1,053,074
										Ramco Equity Investment in Joint Ventures
EQUITY INVESTMENTS IN AND NOTES RECEIVABLE FROM UNCONSOLIDATED ENTITIES										
Equity Investments in Unconsolidated Entities	$ 70,784	$ 15,459	$ 3,452	$ 2,779	$ 1,919	$ 707	$ 305	$ 1,153	$ 948	$ 97,506
Notes Receivable from Unconsolidated Entities	-	-	-	-	-	11,818	-	-	748	12,566
Total Equity Investments in and Notes Receivable from Unconsolidated Entities	$ 70,784	$ 15,459	$ 3,452	$ 2,779	$ 1,919	$ 12,525	$ 305	$ 1,153	$ 1,696	$ 110,072

(1) Other Joint Ventures include S-12 Associates (50% Ramco ownership interest) and Ramco Jacksonville North Industrial LLC (5% Ramco ownership interest).

RAMCO GERSHENSON PROPERTIES TRUST
Quarterly Financial and Operating Supplement
Ramco-Gershenson Properties Trust (RPT)
Q4 2009
Page 26

Summary of Joint Venture Debt
as of December 31, 2009

Entity	Property	Location	Ramco Ownership Interest	Mortgage Balance	Maturity Date	Loan Type	Interest Rate	Ramco Share of Debt
Ramco/Lion Venture								
RLV Cypress Pointe LP	Cypress Pointe	Clearwater, FL	30%	$ 14,500,000	11/09	Fixed	4.60%	$ 4,350,000
RLV Oriole Plaza LP	Village of Oriole Plaza	Delray Beach, FL	30%	11,620,502	10/10	Fixed	8.25%	3,486,151
RLV Marketplace of Delray LP	Marketplace of Delray	Delray Beach, FL	30%	16,428,384	01/11	Fixed	7.88%	4,928,515
RLV Martin Square LP	Martin Square	Stuart, FL	30%	12,786,453	08/11	Fixed	7.44%	3,835,936
RLV West Broward LP	West Broward Shopping Center	Plantation, FL	30%	9,531,038	10/12	Fixed	6.64%	2,859,311
RLV Boca Mission LP	Mission Bay Plaza	Boca Raton, FL	30%	43,872,703	07/13	Fixed	6.64%	13,161,811
RLV Winchester Center LP	Winchester Center	Rochester Hills, MI	30%	28,173,886	07/13	Fixed	8.07%	8,452,166
RLV Hunter's Square LP	Hunter's Square	Farmington Hills, MI	30%	36,597,291	08/13	Fixed	8.12%	10,979,187
RLV Village Plaza LP	Village Plaza	Lakeland, FL	30%	9,300,000	09/15	Fixed	5.01%	2,790,000
RLV Millennium Park LP	Millennium Park	Livonia, MI	30%	32,000,000	10/15	Fixed	5.02%	9,600,000
RLV Troy Marketplace LP	Troy Marketplace	Troy, MI	30%	21,900,000	06/16	Fixed	5.90%	6,570,000
RLV Gratiot Crossing LP	Gratiot Crossing	Chesterfield Twp., MI	30%	13,500,000	06/16	Fixed	5.90%	4,050,000
RLV Treasure Coast LP	Treasure Coast Commons	Jensen Beach, FL	30%	8,415,000	06/20	Fixed	5.54%	2,524,500
RLV Vista Plaza LP	Vista Plaza	Jensen Beach, FL	30%	11,115,000	06/20	Fixed	5.54%	3,334,500
Subtotal Ramco/Lion Venture				$ 269,740,257				$ 80,922,077
Ramco 450 Venture LLC								
Ramco Peachtree Hill LLC	Peachtree Hill	Duluth, GA	20%	$ 11,000,000	02/11	Variable	6.50% [1]	$ 2,200,000
Plaza at Delray 450 LLC	The Plaza at Delray	Delray Beach, FL	20%	47,855,929	09/13	Fixed	6.00%	9,571,186
Chester Springs SC LLC	Chester Springs Shopping Center	Chester, NJ	20%	22,743,868	10/13	Fixed	5.51%	4,548,773
Rolling Meadows 450 LLC	Rolling Meadows	Rolling Meadows, IL	20%	11,911,250	12/15	Fixed	5.34%	2,382,250
Crofton 450 LLC	Crofton Centre	Crofton, MD	20%	17,000,000	01/17	Fixed	5.85%	3,400,000
Merchants 450 LLC	Merchants' Square	Carmel, IN	20%	32,700,000	05/17	Fixed	6.04%	6,540,000
Lane Avenue 450 LLC	Shops on Lane	Upper Arlington, OH	20%	27,600,000	01/18	Variable	5.95% [2]	5,520,000
Olentangy Plaza 450 LLC	Olentangy Plaza	Columbus, OH	20%	21,600,000	01/18	Variable	5.88% [2]	4,320,000
Market Plaza 450 LLC	Market Plaza	Glen Ellyn, IL	20%	24,505,000	01/18	Variable	5.88% [2]	4,901,000
Subtotal Ramco 450 Venture LLC				$ 216,916,047				$ 43,383,209
Ramco RM Hartland SC LLC	Hartland Towne Square	Hartland, MI	20%	$ 8,505,000	01/10	Variable	6.00% [3]	$ 1,701,000
Ramco/West Acres LLC	West Acres Commons	Flint, MI	40%	8,572,114	04/10	Fixed	8.14%	3,428,846
Paulding Holding LLC	Paulding Pavilion	Hiram, GA	20%	8,750,000	06/10	Variable	1.68% [5]	1,750,000
Jacksonville North Industrial Outlot LLC		Jacksonville, FL	5%	748,000	09/10	Variable	6.00% [4]	37,400
Ramco RM Hartland SC LLC	Hartland Towne Square	Hartland, MI	20%	11,817,870	10/10	Fixed	13.00%	2,363,574
Ramco/Shenandoah LLC	Shenandoah Square	Davie, FL	40%	11,873,004	02/12	Fixed	7.33%	4,749,201
S-12 Associates	Southfield Plaza Expansion	Southfield, MI	50%	809,953	05/16	Fixed	7.25% [6]	404,977
Total Debt				$ 537,732,245				$ 138,740,284

[1] Interest rate is variable based on LIBOR plus 4.50% and has a 2.00% LIBOR floor.
[2] Interest rate is fixed for five years and then lender has right to reset interest rate in 2013.
[3] Interest rate is based on LIBOR plus 4.50% with a LIBOR floor of 1.50%.
[4] Interest rate is based on LIBOR plus 4.00% with a LIBOR floor of 2.00%.
[5] Interest rate is variable based on LIBOR plus 1.45%.
[6] Resets per formula annually each June 1.

RAMCO GERSHENSON PROPERTIES TRUST
Quarterly Financial and Operating Supplement
Ramco-Gershenson Properties Trust (RPT)
Q4 2009
Page 27

2009 2008 % Change 2009 2008 % Change Number of Properties [1] 28 28 0% 28 28 0% Occupancy 89.8% 91.6% -1.8% 89.8% 91.6% -1.8% REVENUE: Rents $14,334 $15,237 -5.9% $59,533 $60,890 -2.2% [2] Recoveries from Tenants 4,314 4,567 -5.5% 18,921 19,866 -4.8% Other Income 264 185 42.3% 862 681 26.5% $18,912 $19,990 -5.4% $79,316 $81,437 -2.6% EXPENSES: Operating Expenses $5,076 $4,868 4.3% $20,257 $20,213 0.2% Other Operating 1,534 1,871 -18.0% 6,005 5,378 11.6% $6,610 $6,740 -1.9% $26,262 $25,592 2.6% OPERATING INCOME $12,302 $13,250 -7.2% $53,054 $55,845 -5.0% [3] Operating Expense Recovery Ratio 85.0% 93.8% -8.8% 93.4% 98.3% -4.9% [1] Excludes redevelopment properties. [2] Portion of decrease in Minimum Rents attributable to: Qtr over Qtr Ytd over Ytd Tenant Bankruptcies ($182) ($578) Rent Relief ($92) ($102) ($274) ($680) Joint Venture Same Properties Analysis (in thousands) Three Months Ended December 31, Twelve Months Ended December 31, [3] Excluding the effect of tenant bankruptcies and rent relief, the change in operating income would have been (5.1%) and (3.3%) for the three and twelve months ended December 31, 2009, respectively. Quarterly Financial and Operating Supplement Ramco-Gershenson Properties Trust (RPT) Q4 2009 Page 28

Leasing Activity
Joint Venture Assets

	Three Months Ended December 31, 2009			Twelve Months Ended December 31, 2009		
	Non-Anchors	Anchors	Total	Non-Anchors	Anchors	Total
Summary of Expiring Leases on a GAAP Basis:						
Total Number of Scheduled Lease Expirations……	29	1	30	128	8	136
Gross Leasable Area (sq.ft.)……	51,581	42,112	93,693	307,466	277,857	585,323
Average Base Rent / Sq.Ft ($/sq.ft.)……	$19.74	$6.25	$13.67	$17.69	$7.36	$12.78
Leases Renewed at Expiration:						
Number of Leases……	16	1	17	84	7	91
Gross Leasable Area (sq.ft.)……	29,407	42,112	71,519	217,042	256,071	473,113
Renewal Base Rent / Sq.Ft. ($/sq.ft.)……	$20.76	$6.25	$12.22	$17.58	$8.69	$12.77
Previous Base Rent / Sq.Ft. ($/sq.ft.)……	$20.14	$6.25	$11.96	$16.42	$7.73	$11.72
PSF Increase / (Decrease)……	$0.62	$0.00	$0.25	$1.16	$0.96	$1.05
% Increase / (Decrease)……	3.1%	0.0%	2.1%	7.0%	12.5%	9.0%
Leases Currently Month-to-Month or Under Negotiation for Renewal:						
Number of Leases……	3	-	3	5	-	5
Gross Leasable Area (sq.ft.)……	8,165	-	8,165	12,013	-	12,013
Current Base Rent / Sq.Ft. ($/sq.ft.)……	$19.15	$0.00	$19.15	$22.69	$0.00	$22.69
Leases Ended at Expiration:						
Number of Leases……	10	0	10	39	1	40
Gross Leasable Area (sq.ft.)……	14,009	0	14,009	78,411	21,786	100,197
Base Rent / Sq.Ft. ($/sq.ft.)……	$19.23	$0.00	$19.23	$20.42	$3.03	$16.64
New Rent Starts on a Cash Basis:						
Number of Leases……	11	-	11	37	3	40
Gross Leasable Area (sq.ft.)……	42,783	-	42,783	110,949	91,026	201,975
Base Rent / Sq.Ft. ($/sq.ft.)……	$17.03	$0.00	$17.03	$16.53	$11.87	$14.43
% Increase / (Decrease) from Portfolio Average……	5.8%	0.0%	56.7%	2.7%	44.4%	32.7%
Current Portfolio Average on a Cash Basis:						
Portfolio Average Base Rent / Sq.Ft. (as of 12/31/09)	***$16.10***	***$8.22***	***$10.87***	***$16.10***	***$8.22***	***$10.87***
Historical Portfolio Averages on a Cash Basis:						
Year Ended 12/31/08 Portfolio Average Base Rent / Sq.Ft.	***$16.51***	***$8.11***	***$10.82***			
Year Ended 12/31/07 Portfolio Average Base Rent / Sq.Ft.	***$16.05***	***$7.90***	***$10.61***			
Year Ended 12/31/06 Portfolio Average Base Rent / Sq.Ft.	***$15.10***	***$7.67***	***$10.08***			
Year Ended 12/31/05 Portfolio Average Base Rent / Sq.Ft.	***$14.57***	***$7.21***	***$9.55***			

RAMCO GERSHENSON PROPERTIES TRUST
Quarterly Financial and Operating Supplement
Ramco-Gershenson Properties Trust (RPT)
Q4 2009
Page 29

Summary of Expiring GLA
Joint Venture Properties

All Leases

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Annualized Base Rent in Place at 12/31/09 Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
2009	17	35,288	0.68%	$514,704	0.75%	$14.59
2010	109	445,401	8.54%	5,486,989	8.04%	12.32
2011	128	504,775	9.68%	8,085,218	11.85%	16.02
2012	119	536,133	10.28%	8,216,070	12.04%	15.32
2013	91	723,108	13.87%	9,600,693	14.07%	13.28
2014	79	581,789	11.16%	7,000,554	10.26%	12.03
2015	43	593,254	11.38%	6,655,581	9.76%	11.22
2016	29	482,575	9.26%	6,049,522	8.87%	12.54
2017	19	187,468	3.60%	3,235,528	4.74%	17.26
2018	17	244,622	4.69%	2,958,275	4.34%	12.09
2019+	39	879,722	16.86%	10,416,857	15.28%	11.84
Total	690	5,214,135	100.00%	$68,219,991	100.00%	$13.08

All Anchor Leases

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
2009	0	0	0.00%	$0	0.00%	$0.00
2010	4	139,244	4.47%	965,639	3.15%	6.93
2011	5	157,634	5.06%	1,486,382	4.86%	9.43
2012	4	173,058	5.55%	1,571,073	5.13%	9.08
2013	11	482,070	15.47%	4,626,105	15.11%	9.60
2014	10	338,572	10.86%	2,659,844	8.69%	7.86
2015	11	432,528	13.88%	3,988,906	13.03%	9.22
2016	10	358,950	11.52%	3,770,920	12.32%	10.51
2017	5	134,910	4.33%	2,044,005	6.68%	15.15
2018	4	177,514	5.69%	1,851,413	6.05%	10.43
2019+	13	722,584	23.17%	7,646,143	24.98%	10.58
Total	77	3,117,064	100.00%	$30,610,430	100.00%	$9.82

All Non-Anchor Leases

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
2009	17	35,288	1.68%	$514,704	1.37%	$14.59
2010	105	306,157	14.60%	4,521,350	12.02%	14.77
2011	123	347,141	16.55%	6,598,836	17.55%	19.01
2012	115	363,075	17.31%	6,644,997	17.67%	18.30
2013	80	241,038	11.49%	4,974,588	13.23%	20.64
2014	69	243,217	11.60%	4,340,710	11.54%	17.85
2015	32	160,726	7.66%	2,666,675	7.09%	16.59
2016	19	123,625	5.90%	2,278,602	6.06%	18.43
2017	14	52,558	2.51%	1,191,523	3.17%	22.67
2018	13	67,108	3.20%	1,106,862	2.94%	16.49
2019+	26	157,138	7.50%	2,770,714	7.36%	17.63
Total	613	2,097,071	100.00%	$37,609,561	100.00%	$17.93

RAMCO GERSHENSON PROPERTIES TRUST
Quarterly Financial and Operating Supplement
Ramco-Gershenson Properties Trust (RPT)
Q4 2009
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